UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 13, 2006

SIBLING ENTERTAINMENT GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

333-60958	13-3963541
Commission File Number)	(IRS Employer Identification No.)

511 West 25th Street Suite 503 New York, New York 10001	(212) 414-9600
(Address of Principal Executive Offices)	(Telephone Number including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 13, 2006, the Company signed an amendment with Sona Development Corp. (“Sona”) (OTCBB:SDVC) to the Agreement of Acquisition and Plan of Reorganization, dated June 28, 2006 (the “Agreement”), including the extension of the closing from no later than December 31, 2005 to no later than February 9, 2007. Please see the attached exhibit for amendment details.

Item 9.01 Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIBLING ENTERTAINMENT GROUP, INC.

Dated: December 13, 2006	By:	/s/ James S. Cardwell

James Cardwell, Chief Financial Officer and Director

EXHIBIT INDEX

Exhibit No. 2.01	Amendment to the Agreement of Acquisition and Plan of Reorganization
Exhibit No. 2.1	Exhibit 3(10) Draft Purchase Agreement with Dick Foster Productions, Inc.
Exhibit No. 4.1	Supplement Exhibit G(b) Subscription Agreement – Series F as Revised – September 20, 2006
Exhibit No. 10.1	Schedule 4.2(g) – Richard Bernstein Employment Agreement
Exhibit No. 10.2	Schedule 4.2(h) William Plon Employment Agreement
Exhibit No. 10.3	Schedule 4.2(i) James Cardwell Employment Agreement